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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Surplus Software, Inc.:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                          KPMG PEAT MARWICK LLP

Portland, Oregon
July 14, 1997